EXHIBIT 4.1

 COMMON STOCK                                                COMMON STOCK
    NUMBER                                                      SHARES

     CVS

                              CVS CORPORATION



 Incorporated under                      CUSIP
the laws of Delaware                     SEE REVERSE FOR CERTAIN DEFINITIONS



  This is to Certify that








  is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF CVS CORPORATION (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.



                           CERTIFICATE OF STOCK



 Dated:

                              CVS CORPORATION

                            Corporate Seal 1996

                                 Delaware



 Secretary                                             Chairman of the Board

 Countersigned and Registered:
 ChaseMellon Shareholder Services, L.L.C.
 TRANSFER AGENT AND REGISTRAR


                              CVS CORPORATION

       The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class of shares authorized to be issued, including the designation, relative rights, preferences and limitations of each series of preferred stock so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other shares.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -- as tenants in common
TEN ENT   -- as tenants by the entireties
JT TEN    -- as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT---............Custodian................
                      (Cust)                 (Minor)
                       under Uniform Gifts to Minors
                    Act..................................
                                    (State)

  Additional abbreviations may also be used though not in the above list.

For Value Received, ___________  hereby sell, assign and transfer unto


                  PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE


______________________________________________________________________________

______________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_________________________________________________________________Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____

______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,___________________________


                                      ____________________________________



 Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



Signature(s) Guaranteed:



______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.